SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 13, 1999



                       RECKSON SERVICE INDUSTRIES, INC.
            (Exact name of Registrant as specified in its Charter)




                                   Delaware
                           (State of Incorporation)


                  0-30162                                    11-3383642
          (Commission File Number)                    (IRS Employer Id. Number)

            10 East 50th Street                                 10022
             New York, New York                              (Zip Code)
  (Address of principal executive offices)



                                (212) 931-8000
             (Registrant's telephone number, including area code)

         Reckson Service Industries, Inc. (the "Company") is filing this Current Report on Form 8-K to file the below-referenced exhibit in connection with the underwritten public offering on December 13, 1999 of 1,437,500 shares of common stock of the Company (including the underwriter's over-allotment option) at a public offering price of $47.25 per share.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

         1.1 Underwriting Agreement, dated December 13, 1999, between Reckson Service Industries, Inc. and Warburg Dillon Read LLC

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   RECKSON SERVICE INDUSTRIES, INC.



                                   By:    /s/ Michael Maturo
                                      ----------------------------------------
                                      Michael Maturo
                                      Executive Vice President,
                                      Chief Financial Officer and Treasurer


Date:  December 29, 1999